SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 17, 2003 (September 16, 2003)

M.H. MEYERSON & CO., INC.

(Exact name of registrant as specified in its charter)

NEW JERSEY (State or other jurisdiction of incorporation)	0-23410 (Commission File Number)	13-1924455 (IRS Employer Identification No.

525 Washington Boulevard, Jersey City, NJ 07310

(Address of principal executive offices)	(Zip Code)

(201) 459-9500

(Registrant’s telephone number, including area code)

M.H. MEYERSON & CO., INC.

Current Report on Form 8-K

Item 5.	Other Events and Regulation FD Disclosure

On September 16, 2003, the registrant issued a press release announcing the appointment of Robert I. Turner as Vice Chairman and Chief Financial Officer. In addition, on September 16, 2003, the registrant issued a press release announcing the appointment of Jack Baker as Senior Vice President and Manager of Institutional Sales.

The Press Releases are attached hereto as Exhibit 99.1

Item 7.	Financial Statements and Exhibits.

a.	Financial Statements

Not required

b.	Pro forma Financial Information

Not required

c.	Exhibits

The following Exhibit is filed with this document:

Exhibit Number	Description

99.1	Press Release of Registrant issued September 16, 2003.

99.2	Press Release of Registrant issued September 16, 2003.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned’s duly authorized signatory.

Dated: September 17, 2003

M.H. MEYERSON & CO., INC.

By:	/s/ MICHAEL T. DORSEY
Name:	Michael T. Dorsey
Title:	Executive Vice President,
General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of Registrant, dated September 16, 2003

99.2	Press Release of Registrant, dated September 16, 2003